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                                                                    EXHIBIT 99.2


                            ELASTIC VOTING AGREEMENT

         THIS ELASTIC VOTING AGREEMENT (this "Agreement") is made and entered into as of December 27, 2001 by and between Paradyne Networks, Inc., a Delaware corporation ("Paradyne"), the undersigned stockholder ("Stockholder") of Elastic Networks Inc., a Delaware corporation ("Elastic"), and, with respect to Sections 5 and 6 only, Elastic.

                                    RECITALS

         A. Concurrently with the execution and delivery hereof, Paradyne, Phoenix Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Paradyne ("Sub"), and Elastic are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides for the merger (the "Merger") of Sub with and into Elastic in accordance with its terms.

         B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of Elastic and shares subject to outstanding options and warrants as is indicated on the signature page of this Agreement.

         C. In consideration of the execution and delivery of the Merger Agreement by Paradyne and Sub, Stockholder (in his or her capacity as such) desires to agree to vote the Shares (as defined herein) and other such shares of capital stock of Elastic over which Stockholder has voting power so as to facilitate the consummation of the Merger.

         NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

         1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

                  (a) "Elastic Common Stock" means the common stock, par value $0.01 per share, of Elastic.

                  (b) "Expiration Date" means the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article 10 thereof, or (ii) the Effective Time.

                  (c) "Person" means any individual, corporation, limited liability company, general or limited partnership, unincorporated association, joint venture, or other business enterprise or entity.

                  (d) "Rule 145" means Rule 145 (or any successor provision thereto) promulgated under the Securities Act.
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                  (e)      "Securities Act" means the Securities Act of 1933, as
amended.

                  (f) "Shares" means (i) all shares of Elastic Common Stock and other voting securities of Elastic owned, beneficially or of record, by Stockholder as of the date hereof, and (ii) all additional shares of Elastic Common Stock and other voting securities of Elastic acquired by Stockholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date.

                  (g) "Transfer" means, with respect to any security, to directly or indirectly (i) sell, pledge, encumber, grant an option with respect to, transfer or dispose of such security or any interest in such security, or
(ii) enter into an agreement, commitment or other arrangement to sell, pledge, encumber, grant an option with respect to, transfer or dispose of such security or any interest therein.

         2.       Transfer Restrictions.

                  (a) Transfer of Shares. At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not, except in connection with the Merger or as the result of the death of the Stockholder (if the Stockholder is a natural person), Transfer any of the Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto, unless each Person to which any of such Shares, or any interest in any of such Shares, is or may be Transferred shall have: (i) executed a counterpart of this Agreement and the Proxy (as defined in Section 4 hereof) (with such modifications as Paradyne may reasonably request), and (ii) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

                  (b) Transfer of Voting Rights. At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares.

         3. Agreement to Vote Shares. Prior to the Expiration Date, at every meeting of the stockholders of Elastic called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Elastic, Stockholder (in Stockholder's capacity as such) shall appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum, and shall cause the Shares to be voted, to the extent not voted by the persons appointed as proxies under the Proxy, (i) in favor of the adoption of the Merger Agreement and in favor of approval of the Merger, (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Merger Agreement and consummation of the Merger, and (iii) against any of the following (to the extent unrelated to the Merger Agreement and the Merger): (A) any merger, consolidation or business combination involving Elastic; (B) any sale, lease or transfer of any significant portion of the assets of Elastic or any of its subsidiaries; (C) any reorganization,


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recapitalization, dissolution, liquidation or winding up of Elastic or any of its subsidiaries; (D) any material change in the capitalization of Elastic or the corporate structure of Elastic; or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger.

         4. Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, Stockholder shall deliver to Paradyne an Irrevocable Proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permitted by applicable law and coupled with an interest, with respect to the Shares.

         5. Termination of Warrant. Stockholder agrees that, effective as of the Effective Time (i) all of Stockholder's rights pursuant to that certain Warrant to Purchase 51,230 Shares of Preferred Stock or Common Stock, As Applicable, of Elastic, dated August 4, 2000 (the "Warrant"), shall be cancelled and terminated, without any consideration therefor, and (ii) the Warrant shall be of no further force or effect.

         6. Appraisal Rights. The undersigned hereby waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that the undersigned may have.

         7. Representations and Warranties of the Stockholder. Stockholder hereby represents and warrants to Paradyne as follows: (i) Stockholder is the beneficial or record owner of the shares of Elastic Common Stock indicated on the signature page of this Agreement, free and clear of any Liens, (ii) Stockholder does not beneficially own any securities of Elastic other than the shares of Elastic Common Stock and options and warrants to purchase shares of Elastic Common Stock set forth on the signature page of this Agreement, and
(iii) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

         8. Registration Rights. If at any time within one year following the Effective Time, Paradyne enters into an agreement granting to any other Person (the "Other Stockholder") the right to require Paradyne to register the equity securities of Paradyne held by the Other Stockholder for resale under the Securities Act, including demand, piggyback, or shelf registration rights, Paradyne shall provide notice to Stockholder within ten business days of the date that the agreement providing such registration rights becomes effective. Stockholder shall have five business days from the receipt of such notice to notify Paradyne that it elects to receive registration rights from Paradyne. After Paradyne receives such notice from Stockholder, Paradyne and Stockholder shall use commercially reasonable efforts to enter into an agreement providing Stockholder with substantially similar registration rights as those provided to the Other Stockholder with respect to the same percentage of shares of Paradyne Common Stock held by Stockholder as the percentage of shares of Paradyne Common Stock held by the Other Stockholder subject to the registration rights granted to the Other Stockholder (the "Stockholder Registration Rights"); provided that the Stockholder Registration Rights (a) shall terminate (including, at the discretion of Paradyne, the effectiveness of any registration statement filed pursuant to the Stockholder Registration Rights) at such time as Stockholder is able to resell the shares of Paradyne Common Stock that Stockholder receives in the Merger pursuant to Rule 145(d)(2), and (b)


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shall not be transferable, whether by assignment, merger, operation of law or otherwise, without the prior written consent of Paradyne. Nothing in this
Section 8 (x) shall be deemed to provide Stockholder with the right to consent to the granting of any registration rights by Paradyne to any Other Stockholder or (y) shall affect Paradyne's ability to effect registrations of securities by Paradyne for its own account, including registrations for the purposes of capital raising, employee benefit plans, Rule 145 transactions or otherwise.

         9. Additional Documents. Stockholder (in Stockholder's capacity as such) hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Paradyne, to carry out the intent of this Agreement.

         10. Termination. Except for the provisions of Section 8, which shall terminate at the time specified therein, this Agreement shall terminate and be of no further force or effect whatsoever as of the Expiration Date.

         11. Severability. If any term or other provision of this Agreement is held invalid, illegal or incapable of being enforced by any court of competent jurisdiction, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

         12. Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, without limitation, upon the death of the Stockholder (if the Stockholder is a natural person), his estate, provided, however, that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto without prior written consent of the other party hereto.

         13. Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto; provided that any provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof by a writing signed by such party or an authorized representative thereof.

         14. Specific Performance; Injunctive Relief. The parties hereto acknowledge that Paradyne shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Therefore, Stockholder hereby agrees that, in addition to any other remedies that may be available to Paradyne upon any such violation, Paradyne shall have the right to enforce such


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covenants and agreements by specific performance, injunctive relief or by any other means available to Paradyne at law or in equity.

         15. Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                  If to Paradyne:       Paradyne Networks, Inc.
                                        8545 126th Avenue North
                                        Largo, Florida 33773
                                        Attention: Patrick Murphy
                                        Telephone: (727) 530-2000
                                        Facsimile (727) 530-2210

                  and to:               Alston & Bird LLP
                                        One Atlantic Center
                                        1201 West Peachtree Street
                                        Atlanta, Georgia 30309-3424
                                        Attention: Bryan E. Davis
                                                   Richard J. Oelhafen, Jr.
                                        Telephone: (404) 881-7000
                                        Facsimile: (404) 881-4777

                  If to Stockholder:    To the address for notice set forth
                                        on the signature page hereof.

                  and to:               Elastic Networks Inc.
                                        6120 Windward Parkway, Suite 100
                                        Alpharetta, Georgia 30005
                                        Attention: Darrell E. Borne
                                        Telephone: (678) 297-3100
                                        Facsimile: (678) 566-5090

                  and to:               Hunton & Williams
                                        Bank of America Plaza, Suite 4100
                                        600 Peachtree Street, N.E.
                                        Atlanta, Georgia 30308-2216
                                        Attention: W. Tinley Anderson, III
                                                   Charles F. Hollis, III
                                        Telephone: (404) 888-4000
                                        Facsimile: (404) 888-4190


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                  (a)      Governing Law. This Agreement shall be governed by
the laws of the State of Delaware, without reference to principles of conflicts of law.

                  (b) Entire Agreement. This Agreement and the Proxy, together with the documents expressly referred to herein, contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                  (c) Officers and Directors. To the extent that Stockholder is or becomes (during the term hereof) a director or officer of Elastic, he or she makes no agreement or understanding herein in his or her capacity as such director or officer, and nothing herein shall limit or affect, or give rise to any liability to Stockholder by virtue of, any actions taken by Stockholder in his or her capacity as an officer or director of Elastic in exercising its rights under the Merger Agreement.

                  (d) Effect of Headings. The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  (e) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.


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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

PARADYNE NETWORKS, INC.             STOCKHOLDER: NORTEL NETWORKS



By: /s/ Patrick M. Murphy           By: /s/ Craig A. Johnson
   ------------------------------      --------------------------------------

Name: Patrick M. Murphy
     ----------------------------

Title:
      ---------------------------

                                    Address:
                                            ---------------------------------


ELASTIC NETWORKS, INC.              -----------------------------------------



By: /s/ Guy D. Gill
   ------------------------------   -----------------------------------------

Name: Guy D. Gill                  Telephone:
     ----------------------------             -------------------------------

Title: President and CEO            Shares Beneficially Owned:
      ---------------------------

                                    14,384,615 shares of Elastic Common Stock

                                    51,430 shares of Elastic Common Stock
                                    issuable upon the exercise of outstanding options or warrants


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

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned stockholder of Elastic Networks Inc., a Delaware corporation ("Elastic"), does hereby irrevocably (to the fullest extent permitted by law) appoint Paradyne Networks, Inc. ("Paradyne") and each of its officers, and any of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock and any other voting securities of Elastic that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares of capital stock or other voting securities of Elastic issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned stockholder of Elastic as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest and is granted pursuant to that certain Elastic Voting Agreement of even date herewith by and among Paradyne and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of Paradyne entering into that certain Agreement and Plan of Merger (the "Merger Agreement"), by and among Paradyne, Phoenix Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Paradyne ("Sub") and Elastic. The Merger Agreement provides for the merger (the "Merger") of Sub with and into Elastic in accordance with its terms. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated by either Paradyne or Elastic pursuant to Article 10 thereof, and (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, postponed or adjourned meeting of stockholders of Elastic, and in every written consent in lieu of such meeting, as and to the extent provided in Section 3 of the Voting Agreement.

         The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.


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         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned is executing this Irrevocable Proxy only in its capacity as a stockholder. Such signature in no way affects its obligations as an officer or director of Elastic.

         This Irrevocable Proxy is coupled with an interest and is irrevocable (to the fullest extent permitted by applicable law). This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:  December ____, 2001



                                    By:
                                       --------------------------------------
                                                    Stockholder

                                    Shares Beneficially Owned:

                                    __________ shares of Elastic Common Stock

                                    __________ shares of Elastic Common Stock issuable upon the exercise of outstanding options or warrants


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